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                            U N I T E D  S T A T E S

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported)      DECEMBER 20, 2000
                                                              -----------------


                      PACIFIC CENTURY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                  1-6887                    99-0148992
 ------------------------     ----------------          --------------------
 (State of Incorporation)     (Commission File             (IRS Employer
                                File Number)             Identification No.)



 130 MERCHANT STREET, HONOLULU, HAWAII                         96813
 ----------------------------------------------------    ------------------
 (Address of principal executive offices)                    (Zip Code)


(Registrant's telephone number,
      including area code)                                 (888) 643-3888
                                                         ------------------

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Item 5.           Other Events


                  (a)   Exhibit 99.1

                              Press Release


SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  DECEMBER 20, 2000                   PACIFIC CENTURY FINANCIAL CORPORATION
       -----------------


                                           /s/ MICHAEL E. O'NEILL
                                           -------------------------------
                                           Michael E. O'Neill
                                           Chairman and Chief Executive Officer